UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2021

ESS TECH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)

(855) 423-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On October 22, 2021, the audit committee of the board of directors (the “Audit Committee”) of ESS Tech, Inc., f/k/a ACON S2 Acquisition Corp. (the “Company”) (i) approved the dismissal of Marcum LLP (“Marcum”), who served as the independent registered public accounting firm for ACON S2 Acquisition Corp., the legal predecessor of the Company prior to the business combination (the “Merger”) with ESS Tech Subsidiary, Inc., f/k/a ESS Tech, Inc. (“ESS Tech Subsidiary”), as the Company’s independent registered public accounting firm following its review of the Company’s quarter ended September 30, 2021, which consists only of the accounts of the pre-business combination special purpose acquisition company, and (ii) approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY previously served as the independent registered public accounting firm for ESS Tech Subsidiary prior to the Merger.

The report of Marcum on the Company’s financial statements as of December 31, 2020 and for the period from July 21, 2020 (inception) through December 31, 2020, contained an explanatory paragraph related to substantial doubt to continue as a going concern but did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from July 21, 2020 (the Company’s inception) to December 31, 2020 and the subsequent interim period through October 28, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its report on the Company’s pre-Merger financial statements as of December 31, 2020 and for the period from July 21, 2020 (the Company’s inception) to December 31, 2020. During the period from July 21, 2020 (the Company’s inception) to December 31, 2020 and the subsequent interim period through October 28, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for a material weakness in the Company’s pre-Merger internal control over financial reporting related to the accounting for warrants issued by the Company.

The Company provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated October 28, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the period from July 21, 2020 (the Company’s inception) through October 28, 2021, neither the Company, nor any party on behalf of the Company, consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by EY that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Marcum LLP regarding Change in Independent Registered Public Accounting Firm dated October 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 28, 2021

ESS TECH, INC.

By:	/s/ Craig Evans
Name:	Craig Evans
Title:	President